SUPPLEMENT DATED OCTOBER 18, 2010 TO
                      THE PROSPECTUS DATED OCTOBER 15, 2010

                    GUGGENHEIM DEFINED PORTFOLIOS, SERIES 723

   GUGGENHEIM INFLATION DEFENSE & DIVIDEND PORTFOLIO, SERIES 1 (THE "TRUST")
                              FILE NO. 333-169754

     Notwithstanding anything to the contrary in the Prospectus, shares of Whiting USA Trust I have been removed from the Trust's portfolio.

     Accordingly, the number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent will be affected as additional units are created. Please see the Prospectus for additional information.

                       Please keep for future reference.